                                                                    EXHIBIT 99.1













STUDIO ARCHETYPE, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholder of Studio Archetype, Inc.

        In our opinion, the accompanying balance sheet and the related statements of operations, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Studio Archetype, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
San Jose, California
March 20, 1998

                             STUDIO ARCHETYPE, INC.
                                  BALANCE SHEET



                                                                 DECEMBER 31,
                                                                     1997
                                                                (in thousands)
                                                                --------------

ASSETS
Current Assets:
  Cash                                                               $    6
  Short-term investments                                                329
  Accounts receivable, net                                            2,780
  Other current assets                                                   56
                                                                     ------
    Total current assets                                              3,171

Property and equipment, net                                           1,996
Other assets                                                            130
                                                                     ------

                                                                     $5,297
                                                                     ======

LIABILITIES AND SHAREHOLDER'S EQUITY
Current Liabilities:
  Accounts payable                                                   $  842
  Accrued expenses                                                      607
  Deferred revenue                                                      966
  Debt and lease obligations, current                                 1,024
                                                                     ------
    Total current liabilities                                         3,439

Debt and lease obligations, noncurrent                                  653
Deferred rent                                                            42
                                                                     ------

                                                                      4,134
                                                                     ------

Commitments (note 6)

Shareholder's Equity:
  Common Stock, no par value; 100,000 shares
   authorized; 30,000 shares issued and outstanding                     282
  Net unrealized gains on investments                                   302
  Retained earnings                                                     579
                                                                     ------
Total shareholder's equity                                            1,163
                                                                     ------

                                                                     $5,297
                                                                     ======





   The accompanying notes are an integral part of these financial statements.

                             STUDIO ARCHETYPE, INC.
                             STATEMENT OF OPERATIONS


                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1997
                                                                (in thousands)
                                                                --------------

Revenues                                                            $10,365

Operating expenses:
Project personnel costs                                               4,593
Selling and marketing                                                 1,016
General and administrative                                            4,328
                                                                    -------

   Total operating expenses                                           9,937
                                                                    -------

Income from operations                                                  428

Interest expense                                                       (120)
Other income                                                             15
Gain on sale of investments                                             648
                                                                    -------
Income before taxes                                                     971
Provision for income taxes                                              (21)
                                                                    -------
Net Income                                                          $   950
                                                                    =======








   The accompanying notes are an integral part of these financial statements.

                             STUDIO ARCHETYPE, INC.
                        STATEMENT OF SHAREHOLDER'S EQUITY
                                (in thousands)



                                                          Net
                                     Common Stock      Unrealized                Total
                                   -----------------    Gain on     Retained  Shareholder's
                                   Shares    Amount   Investments   Earnings     Equity
                                   ------   --------  -----------  ---------  -------------

Balance at December 31, 1996         30       $282       $  -       $ 457       $  739

Unrealized gain on investments        -          -        302           -          302

Shareholder distributions             -          -          -        (828)        (828)

Net income                            -          -          -         950          950
                                     --       ----       ----       -----       ------

Balance at December 31, 1997         30       $282       $302       $ 579       $1,163
                                     ==       ====       ====       =====       ======












   The accompanying notes are an integral part of these financial statements.

                             STUDIO ARCHETYPE, INC.
                             STATEMENT OF CASH FLOWS




                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                                     1997
                                                                (in thousands)
                                                                --------------

Cash flows from operating activities:
  Net income                                                        $   950
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization                                       503
    Provision for doubtful accounts                                      22
    Gain on sale of investments                                        (648)
    Changes in current assets and liabilities:
      Accounts receivable                                            (1,607)
      Other current assets                                              (42)
      Other assets                                                      (57)
      Accounts payable                                                  148
      Accrued expenses                                                  183
      Deferred revenue                                                  718
      Deferred rent                                                      42
                                                                    -------

Net cash provided by operating activities                               212
                                                                    -------

Cash flows from investing activities:
  Sale of investments                                                   687
  Purchase of property and equipment                                 (1,173)
                                                                    -------

Net cash used in investing activities                                  (486)
                                                                    -------

Cash flows from financing activities:
  Shareholder distribution                                             (644)
  Proceeds from debt and lease obligations                            1,154
  Payment of debt and lease obligations                                (234)
                                                                    -------

Net cash provided by financing activities                               276
                                                                    -------

Net increase in cash                                                      2
Cash at beginning of year                                                 4
                                                                    -------
Cash at end of year of year                                         $     6
                                                                    =======

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest                                            $   118
                                                                    =======

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITY:
  Acquisition of property and equipment on account                  $   446
                                                                    =======









   The accompanying notes are an integral part of these financial statements.

                             STUDIO ARCHETYPE, INC.
                          NOTES TO FINANCIAL STATEMENTS



NOTE 1 - THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

THE COMPANY

        Studio Archetype, Inc., (the "Company") was incorporated in California on March 7, 1990, and is engaged in corporate identity, brand strategy and web site development services. The Company was originally incorporated as Clement Mok Design, Inc. and subsequently reincorporated as Studio Archetype, Inc. in 1996. The Company's headquarters are located in San Francisco and the Company operates offices in New York and Atlanta. In January and February 1998, the Company opened satellite offices in Sydney, Australia and Sao Paulo, Brazil.

USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

        The Company derives its revenues from consulting service contracts.

        Service revenues from fixed-price development agreements are recognized over the period of each engagement under the percentage of completion method using labor hours incurred as a measure of progress towards completion. Provisions for contract adjustments and losses are recorded in the periods such items are identified. Deferred revenues represent the amount of revenues received in advanced of services being performed. Unbilled revenues represent revenues recognized in advance of related billings. Revenues from time and materials agreements are recognized and billed as the services are provided.

INVESTMENTS

        The Company classifies all short-term investments as available-for-sale in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Available-for-sale securities are carried at fair value, with unrealized holding gains and losses reported as a separate component of shareholder's equity. Investments in equity securities that do not have readily determinable fair values are stated at cost, adjusted for impairment, and categorized as other investments. Realized gains and losses are determined using the specific identification method based on the trade date of a transaction.

CONCENTRATION OF CREDIT RISK

        Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of cash, short-term investments and accounts receivable. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions. The Company's short-term investments consist primarily of common stock investments in public corporations. The Company believes the risk with respect to trade receivables is mitigated, to some extent, by the fact that the Company's customer base is geographically dispersed and is highly diversified. The Company has not experienced any significant credit losses to date.

        One customer accounted for approximately 40% of total revenues for the year ended December 31, 1997. Accounts receivable from this customer totaled approximately $599,000 at December 31, 1997.

PROPERTY AND EQUIPMENT

        Property and equipment are stated at cost. Assets held under capital leases are recorded at the present value of the minimum lease payments at lease inception. Depreciation and amortization are computed using the straight-

                             STUDIO ARCHETYPE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



line method over the estimated useful lives of the assets, generally 3 to 10 years, or the lease term of the respective assets.

ADVERTISING COSTS

        Advertising costs are expensed as incurred in accordance with Statement of Position 93-7, "Reporting on Advertising Costs" and totaled $151,000 for the year ended December 31, 1997.

FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company's financial instruments, including cash, accounts receivable, accounts payable and short-term borrowings, have carrying amounts which approximate fair value due to the relatively short maturity of these instruments. Investments are carried at fair value except for immaterial equity securities of private companies for which it is impracticable to estimate fair value. Notes payable and other long-term debt have carrying amounts which approximate fair value based on borrowing rates currently available to the Company for credit facilities with similar terms.

INCOME TAXES

        The Company has elected to be taxed as an S Corporation, pursuant to the Internal Revenue Code. This election provides for all profits or losses to be recognized in the shareholder's personal income tax returns. The provision for income taxes represents the 1.5% franchise tax imposed by the State of California.

NOTE 2 - BALANCE SHEET COMPONENTS:


                                                                 DECEMBER 31,
                                                                     1997
                                                                (in thousands)
                                                                --------------

        ACCOUNTS RECEIVABLE, NET:
          Accounts receivable                                       $ 2,222
          Unbilled revenues                                             601
                                                                    -------
                                                                      2,823
          Less: Allowance for doubtful accounts                         (43)
                                                                    -------

                                                                    $ 2,780
                                                                    =======
        PROPERTY AND EQUIPMENT, NET:
          Computer equipment                                        $ 2,215
          Furniture and fixtures                                        647
          Leasehold improvements                                        459
                                                                    -------
                                                                      3,321
          Less: Accumulated depreciation and amortization            (1,325)
                                                                    -------

                                                                    $ 1,996
                                                                    =======


         Property and equipment includes $283,000 of computer equipment under capital leases at December 31, 1997. Accumulated amortization of assets under capital leases totaled $218,000 at December 31, 1997.

                             STUDIO ARCHETYPE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



                                                                DECEMBER 31,
                                                                    1997
                                                               (in thousands)
                                                               --------------
        ACCRUED EXPENSES:
          Payroll and related expenses                              $298
          Shareholder distribution payable                           184
          Other                                                      125
                                                                    ----

                                                                    $607
                                                                    ====


NOTE 3 - INVESTMENTS:

        Short-term investments at December 31, 1997, consist primarily of Common Stock investments in public corporations which are classified as available-for-sale securities. The aggregate fair value and related cost basis of short-term investments at December 31, 1997 totaled $329,000 and $27,000, respectively. Other investments do not have readily determinable fair values and consist of Preferred Stock of a private company. The carrying value of other investments at December 31, 1997 totaled $36,000 and is included in other assets. Investment income for the year ended December 31, 1997 consisted of a realized gain on the sale of a Common Stock investment.

NOTE 4 - RELATED PARTY TRANSACTIONS:

        The Company's sole shareholder is also the sole shareholder of CMCD, Inc. ("CMCD"). The Company provides office space and administrative services to CMCD. Fees charged to CMCD for these services totaled $7,000 for the year ended December 31, 1997.

        At December 31, 1997, shareholder distributions totalling $184,000 remained unpaid and were included in accrued expenses.

NOTE 5 - BORROWINGS:

SHORT-TERM LOAN

        At December 31, 1997, the Company had a $154,000 loan with a bank secured by investments in Common Stock (see Note 3). The note accrues interest at 8 7/8% per annum. Principal and accrued interest are payable upon either the sale of the related investments or a decline in the fair value of the related investments below the loan amount.

LINE OF CREDIT

        At December 31, 1997, the Company had $600,000 outstanding under a line of credit with a bank. The line of credit provides for borrowings of up to $600,000 which are secured by equipment and certain specified assets of the Company, as well as certain personal assets of the Company's sole shareholder. The line of credit expires in June 1998, and interest is payable monthly at a rate of prime plus 2 1/2% per annum (11% at December 31, 1997).

                             STUDIO ARCHETYPE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



NOTES PAYABLE

        Notes payable consists of amounts payable to a bank and are secured by equipment and certain specified assets of the Company, as well as certain personal assets of the Company's sole shareholder as follows:

                                                                 DECEMBER 31,
                                                                     1997
                                                                (in thousands)
                                                                --------------

Construction line of credit subsequently refinanced in February
  1998 as a note payable, interest rate of prime plus 2 1/2%
  (11% at December 31, 1997), principal and interest payable
  monthly, maturing February 2003                                    $ 250

Notes payable for equipment, interest rates ranging from 9.95%
to 10.55%, principal and interest payable monthly, maturing at
various dates between May and September 2000                           391

Note payable, interest rate of prime plus 2 1/4% (10.75% at
December 31, 1997), principal and interest payable monthly,
maturing September 2001                                                 64

Note payable, interest rate of prime plus 2 1/4% (10.75% at
December 31, 1997), principal and interest payable monthly,
maturing September 2003                                                156
                                                                     -----

                                                                       861

Less: current portion                                                 (212)
                                                                     -----

                                                                     $ 649
                                                                     =====


        Principal payments under notes payable, including the subsequent refinancing of the construction line of credit noted above, are as follows:

YEAR ENDING
DECEMBER 31,                                                    (in thousands)
1998                                                                 $ 212
1999                                                                   240
2000                                                                   186
2001                                                                    99
2002                                                                    93
Thereafter                                                              31
                                                                     -----

                                                                     $ 861
                                                                     =====

CAPITAL LEASES

        Future minimum lease payments under noncancelable capital leases are as follows:

YEAR ENDING
DECEMBER 31,                                                   (in thousands)
   1998                                                             $ 65
   1999                                                                4
                                                                    ----
                                                                      69
  Less: amount representing interest                                  (7)
                                                                    ----
  Present value of capital line obligations                           62

  Less: current portion                                              (58)
                                                                    ----
  Long-term portion of capital lease obligations                    $  4
                                                                    ====

                                        9

                             STUDIO ARCHETYPE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)



NOTE 6 - COMMITMENTS:

LEASES

        The Company leases office space and equipment under noncancelable operating and capital leases with various expiration dates through 2006. The terms of the facility lease provide for rental payments on a graduated scale. The Company recognizes rent expense on a straight-line basis over the lease period, and has accrued for rent expense incurred but not paid. Rent expense for the year ended December 31, 1997 was $743,000.

        Future minimum lease payments under noncancelable operating leases, including lease commitments entered into subsequent to December 31, 1997, are as follows:

YEAR ENDING
DECEMBER 31,
                                                      (in thousands)
                                                      --------------

1998                                                     $  796
1999                                                        790
2000                                                        769
2001                                                        751
2002                                                        585
Thereafter                                                1,315
                                                         ------
Total minimum lease payments                             $5,006
                                                         ======



NOTE 7. SUBSEQUENT EVENTS (UNAUDITED)

On August 25, 1998, the Company signed a Stock Purchase Agreement whereby the Company's outstanding common stock was acquired by Sapient Corporation. The purchase of the Company will be accounted for under the purchase accounting method in accordance with APB Opinion No. 16.


                             Studio Archetype, Inc.
                                  BALANCE SHEET
                               AS OF JUNE 30, 1998
                                 (In thousands)
                                   (Unaudited)

ASSETS
Current Assets:
  Cash and cash equivalents                                    $  453
  Short term investments                                          133
  Accounts receivable, net                                      2,779
  Other current assets                                             12
                                                               ------
         Current assets                                         3,377

Property and equipment, net                                     2,168
Other assets                                                      212
                                                               ------
                                                               $5,757
                                                               ======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts payable                                             $1,302
  Accrued expenses                                              1,178
  Deferred revenues on contracts                                  391
  Debt and lease obligations, current                           1,024
                                                               ------
         Total current liabilities                              3,895

  Debt and lease obligations, noncurrent                          941
                                                               ------
                                                                4,836
                                                               ------
COMMITMENTS
Shareholders' equity:
  Common stock, no par value, 100,000 shares
    authorized; 30,000 shares issued and
    outstanding                                                   282
  Net unrealized gains on investments                             125
  Retained earnings                                               514
                                                               ------
  Total shareholders' equity                                      921
                                                               ------
                                                               $5,757
                                                               ======


  The accompanying notes are an integral part of these financial statements.


                             Studio Archetype, Inc.
                                Income Statement
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                 (In thousands)
                                   (Unaudited)


Revenues                                                    $ 7,685

Operating Expenses:
  Project personnel costs                                     3,596
  Selling and marketing                                       1,062
  General and administrative                                  2,912
                                                            -------
    Total Operating Expenses                                  7,570

Income from operations                                          115

Interest expense                                                (87)
Other Income                                                     10
Gain on sale of investments                                     336
                                                            -------
NET INCOME                                                  $   374
                                                            =======



  The accompanying notes are an integral part of these financial statements.


                             Studio Archetype, Inc.
                            Statements of Cash Flows
              FOR THE SIX MONTHS ENDED JUNE 30, 1998 (In thousands)
                                   (Unaudited)

Cash flows from operating activities:
Net Income                                                             $ 374
Adjustments to reconcile net income to net cash
  provided by operating activities
  Depreciation and amortization                                          363
  Provision for doubtful accounts                                         12
  Revenue reserves                                                       250
  Gain on sale of investments                                           (336)
    Changes in current assets and liabilities:
  Accounts receivable                                                   (261)
  Other assets                                                           (38)
  Accounts payable                                                       460
  Accrued expenses                                                       438
  Deferred rent                                                          (42)
  Deferred revenue                                                      (575)
                                                                       -----

Net cash provided by operating activities                                645
                                                                       -----

Investment activities

  Sale of investments                                                    355
  Purchase of property and  equipment                                   (535)
                                                                       -----
Net cash used in investing activities                                   (180)
                                                                       -----
Cash flows from financing activities

  Shareholder distribution                                              (270)
  Proceeds from debt and lease obligations                               550
  Payment of debt and lease obligations                                 (262)
                                                                       -----
Net cash provided in financing activities                                (18)
                                                                       -----
Net increase in cash                                                     447

Cash at beginning of period                                                6
                                                                       -----
Cash at end of period                                                  $ 453
                                                                       =====
SUPPLEMENTAL CASH FLOW INFORMATION:                                    $  92
                                                                       =====

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITY:
  Acquisition of property and equipment on account                     $ 288
                                                                       =====


  The accompanying notes are an integral part of these financial statements.

                            Studio Archetype, Inc.
                        Notes to Financial Statements


Note 1.  Basis of presentation

The unaudited financial statements for as of June 30, 1998 and for the six months then ended have been prepared in accordance with generally accepted accounting principles and include all normal recurring adjustments, which in the opinion of management, are necessary to present fairly the results of operations for the period then ended. The results of operations for the six month period ended June 30, 1998 are not necessarily indicative of the results of operations for the year ending December 31, 1998.


Note 2.  Subsequent event

On August 25, 1998, the Company signed a Stock Purchase Agreement whereby the Company's outstanding common stock was acquired by Sapient Corporation. The purchase of the Company will be accounted for under the purchase acquisition accounting method in accordance with APB Opinion No. 16.